Exhibit 19
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
                    Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                      01/09/01 05:29 pm
Investor Reporting System  v2.7     Monthly Statement                                           12/00 Activity
----------------------------------------------------------------------------
 Principal Receivables                                        FCARC                        Investor
                                                              -------------------          -------------------
  Beginning Principal Receivables                                         $4,674,701,137.78            $2,510,000,000.00
   Current Floating Allocation Pct.                                            65.06465681%                 34.93534319%

  Total Adj. Principal Collections                                        $1,521,876,726.38              $817,145,411.15

  Principal Default Amounts                                                      $24,992.85                   $13,419.49
   As a Percentage of Collections                                               0.00164224%                  0.00164224%

  Monthly Principal Amortized                                                                            $880,000,000.00

  Ending Principal Receivables                                            $5,572,557,399.15            $1,630,000,000.00
   New Floating Allocation Pct.                                                77.36914946%                 22.63085054%

 Interest Collections                                         FCARC                        Investor
                                                              -------------------          -------------------
  Total Interest Collections                                                 $45,744,204.17               $24,561,560.00
-------------------------------------------------------------------------------

 Early Amortization Triggered?                                                             Yes              No
                                                                                           ---              --
  1.  Breach of covenants or agreements made in the                                                         x
      PSA and uncured for 45 days
  2.  Breach of any representation or warranty made                                                         x
      in the PSA and uncured for 60 days
  3.  Bankruptcy, insolvency or receivership of FMCC,                                                       x
      FCARC, or Ford
  4.  FCARC is an investment company within the                                                             x
      meaning of the ICA of 1940
  5.  Failure of FCARC to convey Receivables pursuant                                                       x
      to the PSA
  6.  Available Subordinated Amount has been reduced                                                        x
      to less than the Required Subordinated Amount
  7.  Servicer Default has occurred                                                                         x
  8.  Average monthly payment rate for past three                                                           x
      periods is less than 20%
  9.  Used vehicle percentage exceeds 10% for two                                                           x
      collection periods
 10.  Interest rate swap is terminated in accordance                                                        x
      with its terms
 11.  Outstanding principal amount of the certificates                                                      x
      is not repaid by the expected payment date
 Principal Receivables                                                                     Trust Total
                                                                                           -------------------
  Beginning Principal Receivables                                                                      $7,184,701,137.78
   Current Floating Allocation Percentage                                                                  100.00000000%

  Total Adjusted Principal Collections                                                                 $2,339,022,137.53
   Payment Rate                                                                                                   32.56%
   Principal Collections                                                                               $2,147,421,041.79
   Principal Collection Adjustments                                                                      $191,601,095.74
   Principal Collections for Status Dealer Accounts                                                                $0.00

  Principal Default Amounts                                                                                   $38,412.34
   As a Percentage of Collections                                                                            0.00164224%

  Aggregate New Principal Receivables                                                                  $2,356,916,811.24

  Ending Principal Receivables                                                                         $7,202,557,399.15
   New Floating Allocation Percentage                                                                      100.00000000%

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 Interest Collections                                                                      Trust Total
                                                                                           -------------------
  Total Interest Collections                                                                              $70,305,764.17
   Interest Collections                                                                                   $70,305,764.17
   Interest Collections for Status Dealer Accounts                                                                 $0.00
   Recoveries on Receivables Written Off                                                                           $0.00

  Monthly Yield                                                                                                   11.74%

  Used Vehicle Principal Receivables Balance                                                             $149,769,058.28
                                                                                                                   2.08%

 Status Dealer Accounts                                                                    Trust Total
                                                                                           -------------------
  Beginning Balance                                                                                          $367,225.93
   Principal Collections                                                                                           $0.00
   Principal Write Offs                                                                                       $38,412.34
   Interest Collections                                                                                            $0.00
  Ending Balance                                                                                             $328,813.59

 Subordination and Participation                                                           Trust Total
                                                                                           -------------------
  Incremental Subordinated Amount                                                                                  $0.00
   Overconcentration Amount                                                                                        $0.00
   Installment Amount                                                                                              $0.00
   Other Ineligible Amounts                                                                                        $0.00
  Available Subordinated Amount                                                                          $278,888,888.89
  Required Subordinated Amount                                                                           $278,888,888.89

  Required Participation  4.00%                                                                          $100,400,000.00
  Required Participation and Subordinated Amount                                                         $379,288,888.89

  Current Participation Amount                                                                         $5,572,557,399.15
   Current Participation Percentage                                                                             1469.21%
  Current Participation Shortfall                                                                                  $0.00

  Available Seller Collections                                                                         $1,567,620,930.55
  Subordinated Draw Amount                                                                                         $0.00
  Reserve Fund Deposit                                                                                             $0.00
  Available Seller Collections to FCARC                                                                $1,567,620,930.55
 Series Allocations                                                                        1996-1
                                                                                           -------------------
  Certificates                                                                                           $800,000,000.00
   Current Floating Allocation Percentage                                                                   11.13477074%

  Total Adjusted Principal collections                                                                   $260,444,752.56
  Principal Default Amounts                                                                                    $4,277.13
  Total Interest Collections                                                                               $7,828,385.66

 Source and Use of Funds                                                                   1996-1
                                                                                           -------------------
   Investor Interest Funding Account Balance                                                               $7,828,385.66
   Investment and Net Swap Proceeds                                                                      ($1,133,333.33)
   Reserve Fund Balance                                                                                    $2,800,000.00
  Total Investor Collections and Reserve Fund                                                              $9,495,052.33

   Certificates Outstanding                                                                              $800,000,000.00
   Certificate Rate                                                                                              5.5000%
   Days in Interest Period                                                                                            30
  Current Interest Due                                                                                     $3,666,666.67
  Net Trust Swap Receipts not req. to be paid                                                                      $0.00
  Prior months Swap Receipts payable this month                                                                    $0.00
  Current Interest Paid                                                                                    $3,666,666.67
  Current Interest Shortfall                                                                                       $0.00

  Additional Interest Due                                                                                          $0.00
  Additional Interest Paid                                                                                         $0.00
  Additional Interest Shortfall                                                                                    $0.00

  Deferred Interest Due                                                                                            $0.00
  Deferred Interest Paid                                                                                           $0.00
  Deferred Interest Shortfall                                                                                      $0.00

  Servicing Fees Due FMCC  1.00%                                                                             $666,666.67
  Servicing Fees Paid                                                                                        $666,666.67
  Servicing Fees Shortfall                                                                                         $0.00

  Deferred Servicing Fees Due FMCC                                                                                 $0.00
  Deferred Servicing Fees Paid                                                                                     $0.00
  Deferred Servicing Fees Shortfall                                                                                $0.00

   Reserve Fund Required Amount                                                                            $2,800,000.00
  Reserve Fund Deposit (Draw) Amount                                                                               $0.00
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  Current Investor Default Amount Due                                                                          $4,277.13
  Current Investor Default Amount Paid                                                                         $4,277.13
  Current Investor Default Amount Shortfall                                                                        $0.00

  Deferred Investor Default Amount Due                                                                             $0.00
  Deferred Investor Default Amount Paid                                                                            $0.00
  Deferred Investor Default Amount Shortfall                                                                       $0.00

  Asset Composition Premium                                                                                        $0.00
  Excess Servicing (Deficiency) Amount                                                                     $2,357,441.86

 Subordination and Participation                                                           1996-1
                                                                                           -------------------
  Incremental Subordinated Amount                                                                                  $0.00
  Available Subordinated Amount                                                                           $88,888,888.89
  Required Subordinated Amount                                                                            $88,888,888.89

  Required Participation  4.00%                                                                           $32,000,000.00
  Required Participation and Subordinated Amount                                                         $120,888,888.89

  Subordinated Draw Amount                                                                                         $0.00
  Reserve Fund Deposit                                                                                             $0.00

  Reserve Fund Balance                                                                                     $2,800,000.00

  Controlled Distribution Amount                                                                         $400,000,000.00
  Principal Funding Account Balance                                                                      $400,000,000.00
  Excess Funding Account Balance                                                                                   $0.00
  Principal Payment Amont                                                                                          $0.00
  Pool Factor                                                                                             0.500000000000

  Interest Funding Account Balance                                                                        $18,333,333.35
  Interest Payment Date?                                                                                               N
  Cum. Net Trust Swap Receipts not req. to be paid                                                                 $0.00
  Interest Payment Amount Due                                                                                      $0.00
  Interest Payment Amount Paid                                                                                     $0.00
  Interest Payment Amount Shortfall                                                                                $0.00

 Distributions to Holders of Certificates                                                  1996-1
 (per $1,000 denomination certificate)                                                     -------------------
  Total Amount Distributed                                                                                   $0.00000000
  Total Amount Allocable to Principal                                                                        $0.00000000
  Total Amount Allocable to Interest                                                                         $0.00000000

 Series Allocations                                                                        1996-2
                                                                                           -------------------
  Certificates                                                                                           $960,000,000.00
   Current Floating Allocation Percentage                                                                   13.36172489%

  Total Adjusted Principal collections                                                                   $312,533,703.07
  Principal Default Amounts                                                                                    $5,132.55
  Total Interest Collections                                                                               $9,394,062.79

 Source and Use of Funds                                                                   1996-2
                                                                                           -------------------
   Investor Interest Funding Account Balance                                                               $9,394,062.79
   Investment and Net Swap Proceeds                                                                                $0.00
   Reserve Fund Balance                                                                                    $3,360,000.00
  Total Investor Collections and Reserve Fund                                                             $12,754,062.79

   Certificates Outstanding                                                                              $960,000,000.00
   Certificate Rate                                                                                              6.8894%
   Days in Interest Period                                                                                            32
  Current Interest Due                                                                                     $5,878,937.60
  Net Trust Swap Receipts not req. to be paid                                                                $118,937.60
  Prior months Swap Receipts payable this month                                                                    $0.00
  Current Interest Paid                                                                                    $5,760,000.00
  Current Interest Shortfall                                                                                       $0.00

  Additional Interest Due                                                                                          $0.00
  Additional Interest Paid                                                                                         $0.00
  Additional Interest Shortfall                                                                                    $0.00

  Deferred Interest Due                                                                                            $0.00
  Deferred Interest Paid                                                                                           $0.00
  Deferred Interest Shortfall                                                                                      $0.00

  Servicing Fees Due FMCC  1.00%                                                                             $800,000.00
  Servicing Fees Paid                                                                                        $800,000.00
  Servicing Fees Shortfall                                                                                         $0.00

  Deferred Servicing Fees Due FMCC                                                                                 $0.00
  Deferred Servicing Fees Paid                                                                                     $0.00
  Deferred Servicing Fees Shortfall                                                                                $0.00

   Reserve Fund Required Amount                                                                            $3,360,000.00
  Reserve Fund Deposit (Draw) Amount                                                                               $0.00

  Current Investor Default Amount Due                                                                          $5,132.55
  Current Investor Default Amount Paid                                                                         $5,132.55
  Current Investor Default Amount Shortfall                                                                        $0.00

  Deferred Investor Default Amount Due                                                                             $0.00
  Deferred Investor Default Amount Paid                                                                            $0.00
  Deferred Investor Default Amount Shortfall                                                                       $0.00

  Asset Composition Premium                                                                                        $0.00
  Excess Servicing (Deficiency) Amount                                                                     $2,828,930.24

 Subordination and Participation                                                           1996-2
                                                                                           -------------------
  Incremental Subordinated Amount                                                                                  $0.00
  Available Subordinated Amount                                                                          $106,666,666.67
  Required Subordinated Amount                                                                           $106,666,666.67

  Required Participation  4.00%                                                                           $38,400,000.00
  Required Participation and Subordinated Amount                                                         $145,066,666.67

  Subordinated Draw Amount                                                                                         $0.00
  Reserve Fund Deposit                                                                                             $0.00

  Reserve Fund Balance                                                                                     $3,360,000.00

  Controlled Distribution Amount                                                                         $480,000,000.00
  Principal Funding Account Balance                                                                      $480,000,000.00
  Excess Funding Account Balance                                                                                   $0.00
  Principal Payment Amont                                                                                          $0.00
  Pool Factor                                                                                             0.500000000000

  Interest Funding Account Balance                                                                        $11,060,000.00
  Interest Payment Date?                                                                                               N
  Cum. Net Trust Swap Receipts not req. to be paid                                                           $330,441.60
  Interest Payment Amount Due                                                                                      $0.00
  Interest Payment Amount Paid                                                                                     $0.00
  Interest Payment Amount Shortfall                                                                                $0.00

 Distributions to Holders of Certificates                                                  1996-2
 (per $1,000 denomination certificate)                                                     -------------------
  Total Amount Distributed                                                                                   $0.00000000
  Total Amount Allocable to Principal                                                                        $0.00000000
  Total Amount Allocable to Interest                                                                         $0.00000000

 Series Allocations                                                                        1997-1
                                                                                           -------------------
  Certificates                                                                                           $750,000,000.00
   Current Floating Allocation Percentage                                                                   10.43884757%

  Total Adjusted Principal collections                                                                   $244,166,955.52
  Principal Default Amounts                                                                                    $4,009.81
  Total Interest Collections                                                                               $7,339,111.55

 Source and Use of Funds                                                                   1997-1
                                                                                           -------------------
   Investor Interest Funding Account Balance                                                               $7,339,111.55
   Investment and Net Swap Proceeds                                                                          $420,999.17
   Reserve Fund Balance                                                                                    $2,625,000.00
  Total Investor Collections and Reserve Fund                                                             $10,385,110.72

   Certificates Outstanding                                                                              $750,000,000.00
   Certificate Rate                                                                                              6.8881%
   Days in Interest Period                                                                                            32
  Current Interest Due                                                                                     $4,592,086.67
  Net Trust Swap Receipts not req. to be paid                                                                      $0.00
  Prior months Swap Receipts payable this month                                                              $328,912.50
  Current Interest Paid                                                                                    $4,920,999.17
  Current Interest Shortfall                                                                                       $0.00

  Additional Interest Due                                                                                          $0.00
  Additional Interest Paid                                                                                         $0.00
  Additional Interest Shortfall                                                                                    $0.00

  Deferred Interest Due                                                                                            $0.00
  Deferred Interest Paid                                                                                           $0.00
  Deferred Interest Shortfall                                                                                      $0.00

  Servicing Fees Due FMCC  1.00%                                                                             $625,000.00
  Servicing Fees Paid                                                                                        $625,000.00
  Servicing Fees Shortfall                                                                                         $0.00
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  Deferred Servicing Fees Due FMCC                                                                                 $0.00
  Deferred Servicing Fees Paid                                                                                     $0.00
  Deferred Servicing Fees Shortfall                                                                                $0.00

   Reserve Fund Required Amount                                                                            $2,625,000.00
  Reserve Fund Deposit (Draw) Amount                                                                               $0.00

  Current Investor Default Amount Due                                                                          $4,009.81
  Current Investor Default Amount Paid                                                                         $4,009.81
  Current Investor Default Amount Shortfall                                                                        $0.00

  Deferred Investor Default Amount Due                                                                             $0.00
  Deferred Investor Default Amount Paid                                                                            $0.00
  Deferred Investor Default Amount Shortfall                                                                       $0.00

  Asset Composition Premium                                                                                        $0.00
  Excess Servicing (Deficiency) Amount                                                                     $2,210,101.74

 Subordination and Participation                                                           1997-1
                                                                                           -------------------
  Incremental Subordinated Amount                                                                                  $0.00
  Available Subordinated Amount                                                                           $83,333,333.33
  Required Subordinated Amount                                                                            $83,333,333.33

  Required Participation  4.00%                                                                           $30,000,000.00
  Required Participation and Subordinated Amount                                                         $113,333,333.33

  Subordinated Draw Amount                                                                                         $0.00
  Reserve Fund Deposit                                                                                             $0.00

  Reserve Fund Balance                                                                                     $2,625,000.00

  Controlled Distribution Amount                                                                                   $0.00
  Principal Funding Account Balance                                                                                $0.00
  Excess Funding Account Balance                                                                                   $0.00
  Principal Payment Amont                                                                                          $0.00
  Pool Factor                                                                                             1.000000000000

  Interest Funding Account Balance                                                                        $13,202,249.17
  Interest Payment Date?                                                                                               Y
  Cum. Net Trust Swap Receipts not req. to be paid                                                                 $0.00
  Interest Payment Amount Due                                                                             $13,202,249.17
  Interest Payment Amount Paid                                                                            $13,202,249.17
  Interest Payment Amount Shortfall                                                                                $0.00

 Distributions to Holders of Certificates                                                  1997-1
 (per $1,000 denomination certificate)                                                     -------------------
  Total Amount Distributed                                                                                  $17.60299889
  Total Amount Allocable to Principal                                                                        $0.00000000
  Total Amount Allocable to Interest                                                                        $17.60299889





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